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                                Exhibit No. 10.59



                 Form of 10% Convertible Note due April 9, 1999.












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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED
STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


No. _____                                                         April __, 1998

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                              10% CONVERTIBLE NOTE


         FOR VALUE RECEIVED, Consolidated Capital of North America, Inc., a Colorado corporation (the "Company") hereby promises to pay to _____________________________ having an address at _____________________________
(the "Noteholder"), or registered assigns, on or before April 8, 1999 (the "Maturity Date"), the principal sum of __________________________ Dollars ($___________), and to pay interest from the date hereof on the principal sum remaining unpaid at the rate of 10% per annum based on a 365-day year, such interest to accrue from the date hereof and to be payable semi-annually on October 1 and April 1 commencing October 1, 1998, until the whole amount of the principal hereof shall be paid. Principal and interest shall be payable in lawful money of the United States of America at the principal office of the Noteholder or at such other place as the registered holder may designate from time to time in writing to the Company. Notwithstanding the foregoing, the Company shall have the right, at its sole option, to pay any interest due in Common Shares of the Company based on the arithmetic average of the closing bid and ask price of the Company's Common Shares for the twenty trading days prior to the interest payment due date (the "Interest Shares").

         This Note is one of an issue of 10% Convertible Notes of the Company in an aggregate principal amount of $5,000,000 (collectively, the "Notes") issued pursuant to a Note Purchase Agreement dated as April __, 1998 between the Company and the purchasers named therein (the "Note Purchase Agreement"). The holder of this Note is entitled to the benefits of the Note Purchase Agreement and to enforce the agreements of the Company contained therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreement.

         1. CONVERSION. (a) At any time after the date hereof and prior to the Maturity Date, the outstanding principal amount of this Note, and all accrued and unpaid interest thereon, in whole or in increments of at least $20,000 of principal, may be converted by the Noteholder into Common Shares of the Company (the "Conversion Shares") at the Conversion Price equal to the lesser of (i) $1.75 per share or (ii) the following conversion prices: (x) on or after August 6, 1998 at a per share price equal to eighty percent (80%) of the arithmetic average of the closing bid and ask prices of the Company's Common Shares for the twenty trading days prior to the exercise date of such conversion and (y) on or after October 5, 1998 a per share price equal to seventy-five (75%) of the arithmetic average of the closing




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bid and ask prices of the Company's Common Shares for each of the twenty trading days prior to the exercise date of such conversion.

                  (b) In order to effect the conversion of all or part of the Note, the Noteholder shall issue a notice of conversion substantially in the form attached hereto (the "Notice of Conversion") which may be by facsimile and surrender the Note for conversion if the
         Note is not already in possession of the Company. Each conversion of all or any portion of the Note will be deemed to have been effected as of the close of business on the date on which the Note has been surrendered at the principal office of the Company. At such time as such conversion has been effected, to the extent that any portion of the Note is converted, the rights of the Noteholder with respect to such portion of the Note shall cease and the Noteholder shall be deemed to have become the holder of record of the shares of Conversion Shares represented thereby.

                  (c) No fractional Common Shares shall be issued upon conversion of the Note. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall round up to the nearest whole Common Share. In the case of a dispute as to the calculation of the Conversion Price, the Company's calculation shall be deemed conclusive absent manifest error.

                  (d) Within ten days after a conversion has been effected, the Company will deliver to the Noteholder:

                           (i) a certificate or certificates representing the
                  number of Conversion Shares issuable by reason of conversion in the name of the Noteholder and in such denomination or denominations as the Noteholder has specified; and

                           (ii) a new Note representing any principal balance
                  which was not converted into Conversion Shares in connection with such conversion.

                  (e) The issuance of certificates for Conversion Shares upon conversion of the Note and/or interest will be delivered by the Company within ten days of the date of conversion or the interest payment due date and will be made without charge to the Noteholder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of Conversion Shares. In the event the certificates are not delivered within such ten day period, the Company shall pay to the Noteholder a penalty of $250 per day in cash for each day thereafter until the date such certificates are delivered to the Noteholder.

                  (f) The Company shall at all times have authorized, reserved and set aside a sufficient number of Common Shares for the conversion of all shares with respect to the Note and interest then outstanding.

                  (g) The Conversion Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Note shall be subject to adjustment from time to time upon the happening of certain events as follows after the date hereof and through and including the Maturity Date:

                           (i) In case the Company shall (1) declare a dividend
                  or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (2) subdivide or



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                  reclassify its outstanding shares of Common Stock into a
                  greater number of shares, or (3) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

                           (ii) Whenever the Conversion Price is adjusted
                  pursuant to Subsection (i) above, the number of Conversion Shares purchasable upon conversion of the Note shall simultaneously be adjusted by multiplying the number of Conversion Shares initially issuable upon conversion of the Note by the Conversion Price in effect on the date hereof and dividing the product so obtained by the Conversion Price, as adjusted.

                           (iii) All calculations under this Section 1.3(g)
                  shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                           (iv) Whenever the Conversion Price is adjusted, as
                  herein provided, the Company shall promptly cause a notice setting forth the adjusted Conversion Price and adjusted number of Conversion Shares issuable upon exercise of the Note to be mailed to the Noteholder, at its last address appearing in the Company's register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 1.3(g), and a certificate signed by such firm or the Company's Chief Financial Officer shall be conclusive evidence of the correctness of such adjustment.

                  (h) In the event of a merger, reorganization, recapitalization or similar event of or with respect to the Company (a "Corporate Change") (other than a Corporate Change in which all or substantially all of the consideration received by the holders of the Company's equity securities upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), this Note shall be convertible into such class and type or securities as the holder would have received had the holder converted the Note immediately prior to such Corporate Change, as appropriately adjusted to equitably reflect the Conversion Price and any stock dividend, stock split or share combination of the Common Stock after such corporate event.

         2. REGISTRATION. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by



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the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

         3. TRANSFER AND EXCHANGE. Subject to compliance with the restrictions on transfer set forth in the Note Purchase Agreement, the registered holder of any Note or Notes may, prior to maturity, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Subject to the restrictions on transfer set forth in the Note Purchase Agreement, each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate. Notes issued upon any transfer or exchange shall be only in authorized denominations, which shall be $100,000.

         4. REPLACEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of the unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

         5. DEFAULT. The Company shall be in default under this Note upon the occurrence of: (i) any of the events specified in Section 5(a) hereof and the failure to cure such default within ten (10) days after receipt of written notice thereof from the Noteholder; (ii) any of the events specified in Section 5(b) hereof and the failure to cure such default within twenty (20) days after receipt of written notice thereof from the Noteholder; or (iii) any of the events specified in Section 5(c) hereof (any of the foregoing being an "Event of Default"):

                  (a) Failure to make any principal or interest payment required under this Note on the due date of such payment;

                  (b) Any material default, breach or misrepresentation shall occur under the terms and provisions of the Note Purchase Agreement; or

                  (c) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

         6. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default:

                  (a) specified in clause (c) of Section 5, then the Note shall be automatically accelerated and immediately due and payable;




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                  (b) specified in clauses (a) or (b) of Section 5, then the
         Noteholder may declare the Note immediately accelerated, due and payable; and

                  (c) the Noteholder shall have all of the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Noteholder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statute or otherwise.

         7. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Noteholder. This Note shall inure to the benefit of and be binding upon the Company and the Noteholder and their respective successors and assigns.

         8. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         9. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Noteholder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Noteholder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Noteholder's express intent that all excess cash amounts theretofore collected by Noteholder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Noteholder does not intend to collect any unearned interest in the event of acceleration.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.



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         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.


                                         CONSOLIDATED CAPITAL OF
                                         NORTH AMERICA, INC.



                                         By: /s/ Donald R. Jackson
                                            ------------------------------
                                             Donald R. Jackson
                                             Secretary and Treasurer



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                              NOTICE OF CONVERSION


TO:  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.


         The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Shares of Consolidated Capital of North America, Inc. to the extent of $_______ unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, _______________, whose address is
_________________________________.


Dated:
      -------------------




                                        -------------------------------
                                        (Signature must conform in all
                                        respects to name of holder as specified
                                        on the face of the Note)



                                        -------------------------------
                                        (Address)